Exhibit 10.1

Execution Version

FIRST AMENDMENT TO BACKSTOP COMMITMENT LETTER

THIS FIRST AMENDMENT TO THE BACKSTOP COMMITMENT LETTER (this “Amendment”) is made as of August 9, 2017, by and among the Debtors and the Requisite Backstop Parties (collectively, and each of the foregoing listed on the signature pages hereto, the “Required Amendment Parties”) and amends that certain Backstop Commitment Letter, dated as of June 12, 2017, by and among the Debtors and the Backstop Parties (collectively, the “Parties”) (as amended, the “Backstop Commitment Letter”).  Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Backstop Commitment Letter.

WHEREAS, the Parties desire to amend the Backstop Commitment Letter as set forth in this Amendment;

WHEREAS, Section 9 of the Backstop Commitment Letter permits the Parties to modify, amend or supplement the Backstop Commitment Letter with the consent of the Required Amendment Parties as set forth above;

NOW, THEREFORE, in consideration of the mutual covenants and agreements and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree to amend the Backstop Commitment Letter as follows:

1.         Amendment to the Backstop Commitment Letter.

Section 3 of the Backstop Commitment Letter is hereby deleted in its entirety and replaced with the following:

This Commitment Letter shall terminate automatically, without further action or notice by any person or entity, (i) if the Restructuring Support Agreement is not effective on or prior to 5:00 p.m., prevailing New York City time, on June 13, 2017, (ii) if any Debtor files a motion to authorize its entry into a debtor-in-possession financing or other form of credit support facility (other than the LC Facility) without the prior written approval of the Requisite Backstop Parties, (iii) if the Bankruptcy Court fails to enter an order approving this Commitment Letter (including, without limitation, the Debtors’ reimbursement obligation pursuant to the Term Sheet and Section 4 hereof and the indemnification obligations pursuant to Section 5 hereof) (the “Backstop Approval Order”) by November 17, 2017, which order shall be in form and substance acceptable to Requisite Backstop Parties, or (iv) if (a) the Bankruptcy Court has not entered the Disclosure Statement Order or the Notes Offering Procedures Order by October 6, 2017, (b) the Bankruptcy Court has not entered the Settlement Order by November 17, 2017, (c) the Bankruptcy Court has not entered the Confirmation Order by November 17, 2017, (d) the Restructuring Support Agreement is terminated for a reason other than pursuant to Section 11.05 of the Restructuring Support Agreement, (e) any of

the Backstop Approval Order, the Disclosure Statement Order, the Notes Offering Approval Order, the Settlement Order, or the Confirmation Order is terminated, reversed, stayed, dismissed, vacated or reconsidered, or any such order is modified or amended after entry without the prior written consent of the Requisite Backstop Parties, (f) any Debtor or Guarantor has committed a breach of this Commitment Letter affecting (i) any Backstop Party’s Notes Offering Pro Rata Share of the Notes Offering Pool or Backstop Offering Pool, (ii) the Group A Backstop Allocation, (iii) the Group B Backstop Allocation or (iv) the Commitments, as applicable, which breach remains uncured and outstanding, (g) any Debtor or Guarantor has committed a material breach of the Restructuring Support Agreement, which material breach remains uncured and outstanding, (h) any law or order shall have become effective or been enacted, adopted or issued by any governmental authority that prohibits the implementation of the Plan or the transactions contemplated by this Commitment Letter or the Restructuring Support Agreement, (i) the New Secured Notes are issued, or (j) on November 30, 2017.  Additionally, this Commitment Letter may be terminated and the transactions contemplated hereby may be abandoned at any time by mutual written consent of the Debtors and the Requisite Backstop Parties or by the Debtors at their election.  Upon any termination pursuant to the terms herein, this Commitment Letter shall forthwith become void and there shall be no further obligations or liabilities on the part of the Debtors or the Backstop Parties; provided, that the Debtors’ reimbursement obligations pursuant to the Term Sheet and Section 4 hereof and the indemnification obligations pursuant to Section 5 hereof shall survive the termination of this Commitment Letter indefinitely and shall remain in full force and effect.

[Signature pages follow.]

AGREED AND ACCEPTED AS OF THE
DATE FIRST SET FORTH ABOVE:

GENON ENERGY, INC.

By:	/s/ Mark A. MacFarland
	Name:	Mark A. MacFarland
	Title:	Chief Executive Officer

GENON AMERICAS GENERATION, LLC

By:	/s/ Mark A. MacFarland
	Name:	Mark A. MacFarland
	Title:	Chief Executive Officer

[Signature pages to First Amendment to Commitment Letter]

AGREED AND ACCEPTED AS OF THE
DATE FIRST SET FORTH ABOVE:

GENON ENERGY HOLDINGS, INC.

GENON ENERGY MANAGEMENT, LLC

GENON ENERGY SERVICES, LLC

GENON MID-ATLANTIC DEVELOPMENT, LLC

GENON POWER OPERATING SERVICES MIDWEST, INC.

HUDSON VALLEY GAS CORPORATION

MIRANT NEW YORK SERVICES, LLC

MIRANT POWER PURCHASE, LLC

MIRANT WRIGHTSVILLE INVESTMENTS, INC.

MIRANT WRIGHTSVILLE MANAGEMENT, INC.

NRG AMERICAS, INC.

NRG BOWLINE LLC

NRG CALIFORNIA NORTH LLC

NRG CALIFORNIA SOUTH GP LLC

NRG CANAL LLC

NRG DELTA LLC

NRG FLORIDA GP, LLC

NRG LOVETT DEVELOPMENT I LLC

NRG LOVETT LLC

NRG NEW YORK LLC

NRG NORTH AMERICA LLC

NRG NORTHEAST GENERATION, INC.

NRG NORTHEAST HOLDINGS, INC.

NRG POTRERO LLC

NRG POWER GENERATION ASSETS LLC

NRG POWER GENERATION LLC

NRG POWER MIDWEST GP LLC

NRG SABINE (DELAWARE), INC.

NRG SABINE (TEXAS), INC.

NRG SAN GABRIEL POWER GENERATION LLC

NRG TANK FARM LLC

NRG WHOLESALE GENERATION GP LLC

NRG WILLOW PASS LLC

ORION POWER NEW YORK GP, INC.

ORION POWER NEW YORK LP, LLC

RRI ENERGY SERVICES, LLC, as Guarantors

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

[Signature pages to First Amendment to Commitment Letter]

AGREED AND ACCEPTED AS OF THE
DATE FIRST SET FORTH ABOVE:

GENON CAPITAL INC.

GENON FUND 2011 LLC

MIRANT ASIA-PACIFIC VENTURES, LLC

MIRANT INTELLECTUAL ASSET MANAGEMENT AND MARKETING, LLC

MIRANT INTERNATIONAL INVESTMENTS, INC.

MNA FINANCE CORP.

RRI ENERGY BROADBAND, INC.

RRI ENERGY CHANNELVIEW (DELAWARE) LLC

RRI ENERGY CHANNELVIEW (TEXAS) LLC

RRI ENERGY COMMUNICATIONS, INC.

RRI ENERGY TRADING EXCHANGE, INC.

RRI ENERGY VENTURES, INC.

RRI ENERGY SERVICES CHANNELVIEW LLC

RRI ENERGY SERVICES DESERT BASIN, LLC

RRI ENERGY SOLUTIONS EAST LLC, as Guarantors

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	President & Treasurer

GENON AMERICAS PROCUREMENT, INC.

GENON ASSET MANAGEMENT, LLC

GENON SPECIAL PROCUREMENT, INC., as Guarantors

By:	/s/ Rachel Smith
	Name:	Rachel Smith
	Title:	Treasurer

NRG FLORIDA LP, as a Guarantor

By: NRG Florida GP, LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	President & Treasurer

[Signature pages to First Amendment to Commitment Letter]

AGREED AND ACCEPTED AS OF THE
DATE FIRST SET FORTH ABOVE:

NRG CALIFORNIA SOUTH LP, as a Guarantor

By: NRG California South GP LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

NRG POWER MIDWEST LP, as a Guarantor

By: NRG Power Midwest GP LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

NRG WHOLESALE GENERATION LP, as a Guarantor

By: NRG Wholesale Generation GP LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

ORION POWER NEW YORK, L.P., as a Guarantor

By: Orion Power New York GP, Inc., its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Treasurer

[Signature pages to First Amendment to Commitment Letter]

RRI ENERGY CHANNELVIEW LP, as a Guarantor

By: RRI Energy Channelview (Texas) LLC, its General Partner

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	President & Treasurer

Signature pages of Backstop Parties on file with the GenOn Entities.

[Signature pages to First Amendment to Commitment Letter]